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                                                                    Exhibit 10.6



                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


        This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made as of June 28, 2002 by and between ProBusiness Services, Inc., a Delaware corporation ("Borrower") and Comerica Bank-California, a California banking corporation ("Lender") with respect to the Loan and Security Agreement, dated as of December 21, 2001, entered into by Borrower and Lender (as amended and modified through but excluding the date hereof, the "Agreement").

                                    RECITALS

        WHEREAS, Borrower and Lender entered into the Agreement;

        WHEREAS, Borrower has requested certain changes in the Agreement, as set forth below;

        WHEREAS, Lender is willing to agree to Borrower's request, on the terms and conditions set forth below;

        NOW, THEREFORE, IT IS AGREED THAT:

        1. Definitions. Unless otherwise indicated, words and terms which are defined in the Agreement shall have the same meaning where used herein.

        2. Amendments.

               (a) Section 7.2 of the Agreement is amended to read as follows:

                      7.2 CASH. Maintain, on a monthly basis and at the time each Loan is requested (excluding the amount of the Loan requested and the amount of outstanding Loans), a minimum of $35,000,000 in Cash Equivalents owned by Borrower in deposit accounts maintained at Lender or in the possession of Lender, no portion of which is subject to any Lien or encumbrance in favor of any Person other than Lender.

               (b) The definition of "Base Lending Rate Margin" is amended to read as follows:

                      Base Lending Rate Margin - negative 0.75 percentage points (negative seventy-five basis points).

               (c) The definition of "LIBOR Lending Rate Margin" is amended to read as follows:

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                      LIBOR Lending Rate Margin - 2.00 percentage points (two
hundred basis points).

               (d) The definition of "Revolving Loan Maturity Date" is amended to read as follows:

                      Revolving Loan Maturity Date - January 31, 2005.

        3. Continued Validity of Agreement. Except as amended by this Amendment, the Agreement and all security agreements and other documents executed by Borrower with or in favor of Lender (collectively referred to as "Loan Documents"), shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto. Each reference in the Agreement or in the other Loan Documents to the Agreement shall mean the Agreement as amended hereby unless the context otherwise requires. This Amendment and the Agreement shall be read as one document.

        4. Authorization. Each party hereto represents to the other that the individual executing this Amendment on its behalf is the duly appointed signatory of such party and that such individual is authorized to execute this Amendment by or on behalf of such party and to take all action required by the terms of this Amendment.

        5. When Amendment is Effective. This Amendment shall be deemed binding and effective as of June 28, 2002 when this Amendment is executed by Borrower and Lender.

        6. Captions. Section headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Amendment.

        7. No Novation. This Amendment is not intended to be, and shall not be construed to create, a novation or accord and satisfaction, and, except as otherwise provided herein, the Agreement shall remain in full force and effect.

        8. Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

        9. Entire Agreement. This Amendment constitutes the entire agreement by and between Borrower and Lender with respect to the subject matter hereof and supersedes all prior and contemporaneous negotiations, communications, discussions and agreements concerning such subject matter.

        10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.



                                       2.
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        IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first set forth above.


                                            PROBUSINESS SERVICES, INC.

                                            By: /s/ Kurt Zumalt
                                               ---------------------------------
                                                Name:  Kurt Zumwalt
                                                Title: Treasury Officer



                                            COMERICA BANK-CALIFORNIA,


                                            By: /s/ Matt S. Wright
                                               ---------------------------------
                                                Name:  Matt S. Wright
                                                Title: Corporate Banking Officer



                                       3.